[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

MFS(R) NEW
DISCOVERY FUND
ANNUAL REPORT o AUGUST 31,2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o  information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The unprecedented events of September 11 have shaken us all. Yet, as a nation, we have always come together in the face of adversity, and we see this happening everywhere around us again today. Our thoughts and prayers go out to the thousands of people affected by this tragedy. No words can lessen the country's pain and suffering, and words alone cannot provide solace during this time of national mourning. An event of this magnitude cannot help but provide us perspective, and through that perspective, resolve.

While it is too soon to draw conclusions given the uncertainty surrounding the financial markets, we believe it is important for you to know MFS' thoughts and details on how we are responding to this tragedy.

The effects on the financial markets:

o Our financial markets are built on a foundation of confidence. While there are ample reasons for concern today, confidence in the long-term health of the U.S. economy remains warranted. We believe investors who keep a long-term perspective will find their patience justified. The fabric of the U.S. economy is thousands of businesses, and they are still creating, innovating, producing, and persevering through this tragedy. Of course, there may be disruptions in the short term, but we have complete faith in the strength of the U.S. economy over the long haul.

o The U.S. economy historically has proven resilient through a variety of challenges. We are confident it will do so again. While no recent event compares with this national tragedy, the United States has faced major crises before, including wars, oil embargoes, recessions, and a savings and loan crisis. Through it all, the U.S. economy remained the most powerful in the world.

o On September 17, the U.S. Federal Reserve Board (the Fed) cut interest rates for the eighth time this year in an effort to bolster the economy. The Fed also responded quickly and aggressively, in tandem with central banks around the world, to keep the world's monetary system liquid. That will help maintain the stability of our banking system. The public has also remained calm, and there has been no rush to withdraw money on deposit in our financial institutions. While there have been some short-term technological challenges for some financial services companies, the bond markets' reopening on Thursday, September 13, demonstrated the resiliency of our financial markets.

o In light of the Federal Reserve Board's actions, we believe short-term interest rates will remain low and stay significantly below the yields paid by long-term fixed-income securities. There has been a flight to quality, a phenomenon that has occurred many times in the past during periods of uncertainty. Investors naturally shift their money into safer, more highly rated bonds. Concerns about the creditworthiness of some issuers will put pressure on certain sectors of the corporate and high-yield bond markets. But at MFS(R) we believe many companies still have strong balance sheets and solid cash flows. As a result, we think there will be opportunities in the bond markets for selective investors.

o It is too early to determine this tragedy's impact on the nation's gross domestic product (GDP) growth. Economic growth had already slowed significantly during the past 18 months. Corporate earnings, in general, have been weak, and the U.S. equity markets have experienced a prolonged period of poor performance in virtually every sector. Without doubt, before this crisis stock prices had been approaching more reasonable levels. But there still does not appear to be any catalyst on the horizon that could help stock prices rebound quickly. Still, we remain positive because history has demonstrated that no crisis, not even the most severe, has ever stopped the engine that drives the long-term growth of the United States economy.

How MFS is responding:

o Our job as an investment management firm is to keep an eye on the long term and not to overreact to short-term events, even when they are devastating and tragic. In all environments, we continue to apply MFS Original Research(R), our fundamental, bottom- up method of analyzing securities. That is what we have continued to do in the aftermath of this horrific event. Portfolio managers and research analysts from our equity and fixed- income departments are meeting to share information, to discuss the impact of these events on companies and industries, and to determine prudent strategies for responding to the uncertainty in the markets. By thoroughly comprehending the effects of the crisis on individual companies, we believe we can better understand the impact it will have on the economy as a whole.

o While many media outlets have suggested that certain industries, such as airlines and insurance, will be adversely affected, we believe it is better to exercise caution and not rush to quick assessments. As always, situations can be more complex than they initially appear. Speculators will use today's uncertainty to make "bets" on the short-term outcomes of this crisis. At MFS, we believe it is more prudent to proceed with a disciplined approach that focuses on the long term. That is the strategy we continue to maintain for all of our portfolios.

o MFS offers a full complement of domestic and international investment portfolios that pursue a variety of objectives and apply a range of investment styles. During this period of uncertainty, certain portfolios may respond more positively, while others may experience underperformance. But all of our portfolios will remain focused on their stated objectives. We know that our investors have put their money in certain portfolios because they believe in a particular long-term strategy or investment style, and we intend to keep our portfolios true to their stated investment philosophies and disciplines.

At times like these, your investment professional can provide the best analysis on how these events may affect your financial circumstances. At MFS, we remain confident that investors are generally best served, as past crises have demonstrated, when they keep focused on the long term and stay diversified across a variety of investments. We are fully committed to helping you achieve that objective. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     September 18, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Neil D. Wagner]
    Neil D. Wagner

For the 12 months ended August 31, 2001, Class A shares of the fund provided a total return of -22.37%, Class B shares -22.92%, Class C shares -22.87%, and Class I shares -22.09%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -11.63% return over the same period for the fund's benchmark, the Russell 2000 Index, an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. During the same period, the average small-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -30.51%.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE RUSSELL 2000 INDEX YET OUTPERFORM THE LIPPER CATEGORY AVERAGE BY SUCH A WIDE MARGIN?

A. While we are always looking closely at the volatility and risks we build into the fund with our stock purchases, the fund's primary objective is to seek out what we believe are the best growth opportunities among small-cap stocks. As a result, the fund has a more aggressive growth bias than the Russell 2000 Index, which holds a more equal combination of growth and value small-cap stocks. As value stocks strongly outperformed growth stocks during the period, the fund's core philosophy negatively affected performance versus the benchmark. On the other hand, compared to the Lipper category average, the fund benefited from our heavy allocation in health care stocks, avoidance of some of the major technology disappointments, and strong stock selection among business services companies.

Q. SMALL-CAP STOCKS HAVE GENERALLY HELD UP BETTER THAN LARGE-CAP STOCKS OVER THE PAST YEAR. WHAT HAS BEEN DRIVING THIS TREND? DO YOU THINK IT CAN CONTINUE?

A. Yes, we think it can continue. In our view, this trend is typical of economic slowdowns, and as long as the outlook remains uncertain, small caps have a chance of continuing their winning streak relative to large-cap stocks. While there's an argument that suggests larger companies have the resources needed to weather a difficult economic environment, historical data suggests that small caps outperform in weak economic environments because smaller companies are less affected by the overall business cycle. In other words, certain small companies are more reliant on a specific niche of the market. If this niche is still experiencing strong growth and the business fundamentals remain healthy, then this type of company can continue to produce strong results in a weak economic environment. With our depth of resources and our focus on Original Research (SM), we believe we can uncover these types of opportunities.

Q. MANY INVESTORS AND ECONOMISTS HAVE INDICATED THAT IT TAKES NINE TO 12 MONTHS TO SEE THE POSITIVE EFFECTS OF INTEREST RATE CUTS ON THE CONSUMER AND THE ECONOMY. WHAT'S YOUR VIEW?

A. We think it's incredibly difficult to pinpoint when the economy can mount a sustained recovery. Our research suggests that the positive effects of interest rate cuts and lower borrowing costs kick in anywhere from nine to 18 months following the cuts. That said, we think many investors were premature in their belief that economically sensitive stocks would recover following the Federal Reserve Board's aggressive rate cuts that began in January 2001. As we continue to see negative financial results on the business front, investors have returned their focus to profits, and unfortunately, the profit outlook still carries many dangers, in our view; paramount among those would be a pullback by consumers. That said, many companies seem to have a good handle on reducing costs and that, we think, should be welcome news for future earnings results and the economy over the long run.

Q. AT APPROXIMATELY ONE-QUARTER OF THE PORTFOLIO, TECHNOLOGY STILL REPRESENTS A SIGNIFICANT COMPONENT OF THE FUND. CAN YOU GIVE US YOUR VIEWS ON THESE STOCKS AND ON THE SECTOR?

A. Last year, we significantly reduced our exposure to the sector, which helped performance. Despite our confidence in the remaining holdings, however, the group continued to disappoint investors. We think this volatility, however, has created opportunities for the fund. Early this year we added to some technology names, and the subsequent rally we experienced in the second quarter helped performance. Following the brief rally in April and May, we again reduced the fund's exposure because it looked like the outlook remained uncertain. Some companies have again begun to look attractively valued following another round of selloffs, similar to what we saw in the first quarter of this year. Areas that we think are beginning to look attractive are primarily in the software and semiconductor industries. In addition, some companies previously classified as large-caps that we think are very well run are now considered small-cap stocks because of market depreciation. As a result, we view this ongoing market weakness as an opportunity to upgrade the quality of the portfolio.

Q. WHAT WAS YOUR STRATEGY WITH REGARD TO HEALTH CARE STOCKS?

A. We entered the year with significant exposure to health care services stocks. Consequently, our weightings have remained fairly consistent over the past year because we still like the long-term business fundamentals and because there is little economic sensitivity with these companies. As a result, health care services companies such as Caremark Rx, Davita Inc., and Lincare remained significant holdings in the portfolio. Following strong performance from Caremark Rx, we trimmed back this position because we felt it became too large a position in the portfolio. However, Caremark Rx remained our largest holding because we continued to like the company's long-term profitability outlook.

Q. IN WHAT OTHER AREAS ARE YOU INTERESTED?

A. We continued to find opportunities in business services companies -- companies that provide outsourced services such as transaction processing or data management services to other companies. Concord EFS, Global Payments, and Affiliated Computer Services are examples of companies that have helped performance this year and that we continue to find attractive in the business services area.

Q. HOW DO YOU THINK THIS PORTFOLIO DIFFERS FROM OTHER SMALL-CAP FUNDS?

A. Unlike some growth-oriented portfolio managers, we are very focused on finding growth stocks that are attractively valued. Looking at our competition, we think we're very careful about the level at which we purchase a security. As a result, we spend a lot of time looking closely at financial statements, valuations, and business fundamentals. We are in no way momentum investors trying to hop on the next hot trend regardless of valuation. We're also very disciplined regarding at what point we sell a holding once we think it has reached a fair value. We think it's important not to let greed or emotions dictate our investment decisions, but rather to use sound financial analysis.

 /s/ Neil D. Wagner

     Neil D. Wagner
     Portfolio Manager

Note to shareholders: Effective May 25, 2001, Neil D. Wagner became portfolio manager of the fund, replacing Brian E. Stack.

Effective April 14, 2000, the fund was no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a), 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

NEIL D. WAGNER IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE SMALL-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, INSTITUTIONAL ACCOUNTS, AND VARIABLE ANNUITIES.

NEIL JOINED MFS IN 1998 AS AN EQUITY ANALYST COVERING THE TELECOMMUNICATIONS SOFTWARE, SEMICONDUCTOR, AND SEMICONDUCTOR EQUIPMENT INDUSTRIES. HE HAS FOCUSED ON SMALL- AND MID-CAP INVESTING SINCE HE BEGAN HIS INVESTMENT CAREER IN 1995. HE BECAME PORTFOLIO MANAGER OF OUR INSTITUTIONAL SMALL-CAP PORTFOLIOS IN 2000 AND WAS NAMED PORTFOLIO MANAGER OF OUR SMALL-CAP MUTUAL FUND FOR RETAIL INVESTORS IN MAY 2001.

PRIOR TO JOINING MFS NEIL WORKED FROM 1997 TO 1998 AS A SENIOR RESEARCH ANALYST FOLLOWING SMALL-CAP STOCKS FOR DFS ADVISORS LLC IN BOSTON. FROM 1995 TO 1997 HE WAS
AN ANALYST AT BERKSHIRE PARTNERS, A PRIVATE EQUITY INVESTMENT FIRM IN BOSTON. HE BEGAN HIS CAREER AS A MANAGEMENT CONSULTANT WITH BAIN AND CO., WHERE HE WORKED FROM 1993 TO 1995. NEIL RECEIVED A BACHELOR OF ARTS DEGREE IN MATHEMATICS AND PHYSICS FROM COLGATE UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH
ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL,
COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:      JANUARY 2, 1997

CLASS INCEPTION:            CLASS A  JANUARY 2, 1997
                            CLASS B  NOVEMBER 3, 1997
                            CLASS C  NOVEMBER 3, 1997
                            CLASS I   JANUARY 2, 1997

SIZE:                       $1.6 BILLION NET ASSETS AS OF AUGUST 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 2001. Index information is from January 1, 1997.)

            MFS New Discovery          Russell 2000
             Fund - Class A               Index
---------------------------------------------------
1/97             9,425                   10,000
8/97            12,318                   11,797
8/98            11,718                    9,509
8/99            16,222                   12,205
8/00            28,653                   15,520
8/01            22,242                   13,715

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2001

CLASS A
                                                                   1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    -22.37%       +89.82%      +135.99%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                -22.37%       +23.82%      + 20.23%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                -26.84%       +21.40%      + 18.71%
-----------------------------------------------------------------------------------------------------

CLASS B
                                                                   1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    -22.92%       +86.10%      +130.29%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                -22.92%       +23.00%      + 19.60%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                -25.50%       +22.34%      + 19.38%
-----------------------------------------------------------------------------------------------------

CLASS C
                                                                   1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    -22.87%       +86.24%      +130.68%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                -22.87%       +23.03%      + 19.64%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                -23.52%       +23.03%      + 19.64%
-----------------------------------------------------------------------------------------------------

CLASS I
                                                                   1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                    -22.09%       +92.00%      +139.83%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                -22.09%       +24.29%      + 20.65%
-----------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                   1 Year       3 Years         Life*
-----------------------------------------------------------------------------------------------------
Average small-cap growth fund+                                    -30.51%       +18.36%      +  8.12%
-----------------------------------------------------------------------------------------------------
Russell 2000 Index#                                               -11.63%       +12.99%      +  7.00%
-----------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through
    August 31, 2001. Index information is from January 1, 1997.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B and C share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C share performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investing in small or emerging growth companies is riskier than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2001

FIVE LARGEST STOCK SECTORS

HEALTH CARE                        31.1%
TECHNOLOGY                         24.9%
SPECIAL PRODUCTS & SERVICES        13.1%
ENERGY                              9.9%
LEISURE                             6.7%

TOP 10 STOCK HOLDINGS

CAREMARK RX, INC.  6.5%                   NATIONAL DATA CORP.  1.8%
Health care cost-containment company      Health care information products
                                          and services company
DAVITA, INC.  3.0%
Provider of kidney dialysis services      BISYS GROUP, INC.  1.6%
                                          Transaction processor for corporate
CYTYC CORP.  2.1%                         clients and financial institutions
Medical test company
                                          SCHOLASTIC CORP.  1.5%
AFFILIATED COMPUTER SERVICES, INC.  1.9%  Global children's publishing and
Provider of technology outsourcing        media company
and systems integration services
                                          MITEL CORP.  1.5%
CONCORD EFS, INC.  1.8%                   Global innovator in enterprise voice
Provider of electronic transaction        communications
services
                                          IMPATH, INC.  1.4%
                                          Health care company specializing in
                                          cancer treatments information

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2001

Stocks - 89.1%
--------------------------------------------------------------------------------
ISSUER                                              SHARES                VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 85.7%
  Aerospace & Defense - 0.3%
    Teledyne Technologies, Inc.*                   291,600       $    4,499,388
--------------------------------------------------------------------------------
  Airlines - 0.8%
    Skywest, Inc.                                  424,134       $   13,504,427
--------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta and Pine Land Co.                        450,810       $    9,106,362
--------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Harvard Bioscience, Inc.*                      293,680       $    4,170,256
--------------------------------------------------------------------------------
  Business Machines - 1.8%
    Affiliated Computer Services, Inc., "A"*#      325,289       $   26,598,882
    Therma-Wave, Inc.*                             126,470            2,090,549
                                                                 --------------
                                                                 $   28,689,431
--------------------------------------------------------------------------------
  Business Services - 12.8%
    BISYS Group, Inc.*                             385,262       $   22,306,670
    Braun Consulting, Inc.*                        897,120            6,504,120
    C.H. Robinson Worldwide, Inc.                  123,960            3,853,916
    Concord EFS, Inc.*                             489,490           25,683,540
    CSG Systems International, Inc.*               396,590           18,203,481
    Dendrite International, Inc.*                1,010,199           13,122,485
    Dycom Industries, Inc.*                        226,030            3,275,175
    eLoyalty Corp.*                              1,535,970            1,305,575
    Gartner Group, Inc., "A"*                      307,690            3,061,516
    I-Many, Inc.*                                  456,720            2,489,124
    infoUSA, Inc.*                                 663,945            3,917,276
    Mettler Toledo International, Inc.*            185,060            8,470,196
    Modis Professional Services, Inc.*             968,261            6,012,901
    National Data Corp.                            664,125           25,641,866
    Navigant Consulting Co.*                     1,125,970            5,629,850
    NCO Group, Inc.*                               307,420            6,302,110
    Peregrine Systems, Inc.*                       564,506           14,778,767
    Predictive Systems, Inc.*                      645,460            1,032,736
    Probusiness Services, Inc.*                    300,710            7,758,318
    Radiant Systems, Inc.*                         478,790            4,577,232
    Spherion Corp.*                                650,820            5,928,970
    Technology Solutions Co.*                    1,101,880            2,093,572
    WebMD Corp.*                                 2,534,940           12,421,206
                                                                 --------------
                                                                 $  204,370,602
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Enterasys Networks, Inc.*                      824,010       $    8,363,701
    Riverstone Networks, Inc.*                     528,248            5,007,791
                                                                 --------------
                                                                 $   13,371,492
--------------------------------------------------------------------------------
  Computer Software - 1.2%
    Micromuse, Inc.*                               326,000       $    3,859,840
    Netegrity, Inc.*                                75,005            1,327,589
    RSA Security, Inc.*                            683,552           13,151,540
                                                                 --------------
                                                                 $   18,338,969
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.6%
    Documentum, Inc.*                              221,100       $    3,250,170
    HNC Software, Inc.*                            533,830           11,269,151
    IMPATH, Inc.*                                  461,374           19,839,082
    Verity, Inc.*                                  726,630            7,702,278
                                                                 --------------
                                                                 $   42,060,681
--------------------------------------------------------------------------------
  Computer Software - Services - 4.5%
    CheckFree Corp.*                               272,925       $    5,979,787
    Covansys Corp.*                                474,960            6,103,236
    Hyperion Solutions Corp.*                      995,510           15,480,180
    MetaSolv, Inc.*                                722,130            4,260,567
    Onyx Software Corp.*                           389,280            1,331,338
    Portal Software, Inc.*                         964,700            1,794,342
    SonicWall, Inc.*                               289,600            5,418,416
    TIBCO Software, Inc.*                          875,040            7,499,093
    Tier Technologies, Inc.*++                     632,960            8,861,440
    Watchguard Technologies, Inc.*                 768,852            7,634,700
    webMethods, Inc.*                              606,700            7,298,601
                                                                 --------------
                                                                 $   71,661,700
--------------------------------------------------------------------------------
  Computer Software - Systems - 4.4%
    Acxiom Corp.*                                  324,670       $    4,136,296
    Aspen Technology, Inc.*                        852,303           14,037,430
    E.piphany, Inc.*                               295,645            1,903,954
    Extreme Networks, Inc.*                         27,200              434,384
    Global Payments, Inc.*                         474,597           16,871,923
    McDATA Corp.*                                  179,900            2,568,972
    Pinnacle Systems, Inc.*                        569,960            3,077,784
    Sapient Corp.*                                 271,760            1,470,222
    StorageNetworks, Inc.*                       1,346,400            7,472,520
    Synopsys, Inc.*                                141,600            6,533,424
    Transaction System Architects, Inc., "A"*      685,726            7,686,988
    Wind River Systems, Inc.*                      249,529            3,792,841
                                                                 --------------
                                                                 $   69,986,738
--------------------------------------------------------------------------------
  Construction Services - 0.7%
    Martin Marietta Materials, Inc.                265,450       $   10,485,275
--------------------------------------------------------------------------------
  Consumer Goods & Services
    Sportsline USA, Inc.*                          246,205       $      224,047
--------------------------------------------------------------------------------
  Containers - 0.6%
    Ivex Packaging Corp.*                          542,400       $    9,898,800
--------------------------------------------------------------------------------
  Electronics - 5.0%
    Anadigics, Inc.*                               207,815       $    3,189,960
    Brooks Automation, Inc.*                       146,270            6,340,805
    Cable Design Technologies Corp.*               598,053            8,223,229
    Cirrus Logic, Inc.*                            598,400            8,461,376
    Credence Systems Corp.*                         33,500              565,480
    DSP Group, Inc.*                               351,620            8,790,500
    Exar Corp.*                                    381,100            7,717,275
    GlobeSpan, Inc.*                               320,500            5,054,285
    HI/ FN, Inc.*                                  280,490            2,639,411
    LTX Corp.*                                      47,600              852,516
    Marvell Technology Group Ltd.*                 276,600            6,928,830
    Mattson Technology, Inc.*                       79,600              792,816
    Microchip Technology, Inc.*                     39,942            1,425,530
    MKS Instruments, Inc.*                         157,900            3,529,065
    Photronics, Inc.*                               25,185              600,914
    SIPEX Corp.*                                   206,103            2,355,757
    Varian Semiconductor Equipment
      Associates, Inc.*                            155,330            5,343,352
    Veeco Instruments, Inc.*                       113,485            3,318,301
    Zoran Corp.*                                   119,453            4,103,211
                                                                 --------------
                                                                 $   80,232,613
--------------------------------------------------------------------------------
  Energy
    Reliant Resources, Inc.*                        24,110       $      474,485
--------------------------------------------------------------------------------
  Entertainment - 0.8%
    Emmis Broadcasting Corp., "A"*                 210,770       $    5,054,265
    Spanish Broadcasting Systems, Inc.*            571,845            5,323,877
    World Wrestling Federation
     Entertainment, Inc.*                          168,600            1,905,180
                                                                 --------------
                                                                 $   12,283,322
--------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Federated Investors, Inc., "A"                 205,700       $    5,852,165
    Financial Federal Corp.*                       129,720            3,573,786
                                                                 --------------
                                                                 $    9,425,951
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Del Monte Foods Co.*                           528,530       $    4,746,199
--------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.3%
    Pier 1 Imports, Inc.                           327,000       $    3,973,050
--------------------------------------------------------------------------------
  Gaming & Hotels - 0.4%
    Station Casinos, Inc.*                         467,993       $    6,200,907
--------------------------------------------------------------------------------
  Healthcare - 7.2%
    Apria Healthcare Group, Inc.*                  131,850       $    3,581,046
    Caremark Rx, Inc.*#                          5,256,190           91,825,639
    First Health Group Corp.*                      708,300           19,832,400
                                                                 --------------
                                                                 $  115,239,085
--------------------------------------------------------------------------------
  Insurance - 0.6%
    Arthur J. Gallagher & Co.                      108,000       $    2,863,080
    LandAmerica Financial Group, Inc.              183,400            5,773,432
    Willis Group Holdings Ltd.*                     54,810            1,030,976
                                                                 --------------
                                                                 $    9,667,488
--------------------------------------------------------------------------------
  Internet - 1.0%
    CNET Networks, Inc.*                           861,090       $    7,904,806
    Digital Insight Corp.*                         268,430            4,582,100
    OneSource Information Services, Inc.*          388,360            3,390,383
    Retek, Inc.*                                    27,334              764,805
                                                                 --------------
                                                                 $   16,642,094
--------------------------------------------------------------------------------
  Machinery - 0.3%
    Asyst Technologies, Inc.*                      349,240       $    4,421,378
    Cognex Corp.*                                   28,400              786,112
                                                                 --------------
                                                                 $    5,207,490
--------------------------------------------------------------------------------
  Medical & Health Products - 4.0%
    Closure Medical Corp.*                         237,170       $    4,956,853
    CONMED Corp.*                                  301,090            9,168,191
    Haemonetics Corp.*                             510,418           18,303,589
    I-STAT Corp.*                                  258,200            1,807,400
    Inhale Therapeutic Systems Co.*                523,100            7,600,643
    Noven Pharmaceuticals, Inc.*                   186,300            4,130,271
    Novoste Corp.                                  429,200            7,832,900
    Wilson Great Batch Technologies, Inc.*         153,720            3,981,348
    Zoll Medical Corp.*                            157,000            5,394,520
                                                                 --------------
                                                                 $   63,175,715
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 14.4%
    Arthrocare Corp.*                              405,140       $   12,113,686
    Cyberonics, Inc.*                              430,430            7,532,525
    Cyberonics, Inc.*+                             372,300            6,515,250
    Cytyc Corp.*                                 1,221,096           29,587,156
    Davita, Inc.*                                2,039,027           42,105,908
    IDEXX Laboratories, Inc.*                      796,431           19,265,666
    IDX Systems Corp.*                             145,317            2,201,553
    LifePoint Hospitals, Inc.*                     357,960           15,317,108
    Lincare Holdings, Inc.*                        643,820           18,290,926
    Martek Biosciences Corp.*##++                  110,752            2,170,739
    Omnicare, Inc.                                 779,540           18,646,597
    Orthodontic Centers of America, Inc.*          278,125            7,690,156
    Osteotech, Inc.*                               577,560            2,454,630
    Parexel International Corp.*                   530,770            7,563,472
    Renal Care Group, Inc.*                         60,500            1,981,980
    Steris Corp.*                                  333,600            7,219,104
    Sunrise Assisted Living, Inc.*                 202,400            5,140,960
    Triad Hospitals, Inc.*                         168,191            6,080,105
    Unilab Corp.                                    30,720              803,328
    V. I. Technologies, Inc.*                      457,101            3,560,817
    VISX, Inc.*                                    774,450           13,537,386
                                                                 --------------
                                                                 $  229,779,052
--------------------------------------------------------------------------------
  Oil Services - 6.3%
    CARBO Ceramics, Inc.                           199,500       $    5,695,725
    Cooper Cameron Corp.*                          145,060            6,273,845
    Dril-Quip, Inc.*                               146,125            2,511,889
    Global Industries, Inc.*                     1,719,205           13,873,984
    Global Marine, Inc.*                           262,780            3,784,032
    Grey Wolf, Inc.*                               366,500              883,265
    Houston Exploration Co.*                       282,507            8,139,027
    Input/Output, Inc.*                            861,257            8,440,318
    Key Energy Services, Inc.*                     540,770            5,018,346
    National Oilwell, Inc.*                        250,955            3,899,841
    Noble Drilling Corp.*                          575,000           15,640,000
    Pride International, Inc.                      303,000            3,969,300
    Trico Marine Services, Inc.*                 1,641,495           13,148,375
    Varco International, Inc.*                     109,900            1,668,282
    Weatherford International, Inc.*               210,530            7,004,333
                                                                 --------------
                                                                 $   99,950,562
--------------------------------------------------------------------------------
  Oils - 2.6%
    Devon Energy Corp.                             157,014       $    7,265,038
    EOG Resources, Inc.                            132,820            4,199,768
    Marine Drilling Companies, Inc.*               493,820            6,370,278
    Newfield Exploration Co.*                      289,900            9,555,104
    Oceaneering International, Inc.*               628,400           12,253,800
    Vintage Petroleum, Inc.                         73,000            1,303,050
                                                                 --------------
                                                                 $   40,947,038
--------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Abgenix, Inc.*+                                132,205       $    3,962,184
--------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    Playboy Enterprises, Inc., "B"*                127,600       $    1,741,740
    Scholastic Corp.*                              548,592           21,356,687
                                                                 --------------
                                                                 $   23,098,427
--------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Pinnacle Holdings, Inc.*                       238,810       $      157,615
--------------------------------------------------------------------------------
  Restaurants & Lodging - 2.9%
    AFC Enterprise, Inc.*                           61,610       $    1,410,869
    California Pizza Kitchen, Inc.*                354,260            7,085,200
    CEC Entertainment, Inc.*                       200,000            7,530,000
    Jack in the Box, Inc.*                         218,800            7,194,144
    Papa John's International, Inc.*               269,887            6,814,647
    RARE Hospitality International, Inc.*           85,225            1,773,532
    Sonic Corp.*                                   472,019           14,297,455
                                                                 --------------
                                                                 $   46,105,847
--------------------------------------------------------------------------------
  Retail - 0.2%
    Cost Plus, Inc.*                                70,700       $    1,661,450
    Galyan's Trading Co.*                          186,480            2,237,760
                                                                 --------------
                                                                 $    3,899,210
--------------------------------------------------------------------------------
  Special Products & Services - 1.3%
    Edison Schools, Inc.*                          364,300       $    6,703,120
    Sylvan Learning Systems, Inc.*                 545,830           13,831,332
                                                                 --------------
                                                                 $   20,534,452
--------------------------------------------------------------------------------
  Technology - 0.6%
    Varian, Inc.*                                  298,420       $    8,860,090
--------------------------------------------------------------------------------
  Telecommunications - 1.5%
    Amdocs Ltd.*                                   143,370       $    5,491,071
    Aware, Inc.*                                   237,280            1,307,413
    Inet Technologies, Inc.*                       371,400            2,116,980
    Lightbridge, Inc.*                             189,700            2,219,490
    NMS Communications Corp.*                      606,270            1,709,681
    Transwitch Corp.*                              433,430            3,554,126
    Vignette Corp.*                              1,111,700            7,592,911
                                                                 --------------
                                                                 $   23,991,672
--------------------------------------------------------------------------------
  Telecom - Wireless - 0.1%
    American Tower Corp., "A"*                      78,500       $    1,135,895
--------------------------------------------------------------------------------
  Telecom - Wireline - 2.2%
    Advanced Fibre Communications, Inc.*           436,670       $   10,589,247
    Computer Network Technology Corp.*             753,265            7,381,997
    Emulex Corp.*                                  134,500            2,139,895
    JNI Corp.*                                     302,463            1,666,571
    ONI Systems Corp.*                             384,100            5,338,990
    Tekelec Co.*                                   463,140            7,234,247
                                                                 --------------
                                                                 $   34,350,947
--------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,364,409,558
--------------------------------------------------------------------------------
Foreign Stocks - 3.4%
  Canada - 1.6%
    Intertape Polymer Group, Inc.
      (Containers)*                                458,340       $    4,675,068
    Mitel Corp. (Telecommunications)*            2,298,570           21,100,873
                                                                 --------------
                                                                 $   25,775,941
--------------------------------------------------------------------------------
  Ireland - 1.1%
    SmartForce PLC (Internet)*                     589,341       $   17,096,782
--------------------------------------------------------------------------------
  Israel - 0.2%
    Fundtech Ltd. (Computer Software
      - Systems)*                                  580,460       $    3,494,369
--------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste
      S.A. de C.V., ADR (Transportation)*          484,590       $    7,995,735
--------------------------------------------------------------------------------
Total Foreign Stocks                                             $   54,362,827
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,380,884,384)                   $1,418,772,385
--------------------------------------------------------------------------------
Bonds - 0.1%
--------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
--------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Computer Software - Systems - 0.1%
    Sitara Networks, Inc., 4.63s, 2002+(+)
      (Identified Cost, $870,000)               $      870       $      870,000
--------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------
                                                   SHARES
--------------------------------------------------------------------------------
    Martek Biosciences Corp. (Medical &
      Health Technology Services)*##                33,226       $      651,230
    Sitara Networks, Inc (Business
      Services)*+(+)                               269,274                  269
--------------------------------------------------------------------------------
Total Warrants (Identified Cost, $266)                           $      651,499
--------------------------------------------------------------------------------
Convertible Preferred Stock - 0.2%
--------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Business Services - 0.2%
    Sitara Networks, Inc., "G"*+(+)
    (Identified Cost, $4,841,585)                  743,715       $    2,900,489
--------------------------------------------------------------------------------

Short-Term Obligations - 9.6%
--------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
--------------------------------------------------------------------------------
    American Express Credit Corp., due 9/04/01  $    3,099       $    3,098,044
    Citigroup, Inc., due 9/04/01                    23,146           23,138,902
    Federal National Mortgage Assn.,
      due 9/04/01 - 9/11/01                         37,671           37,636,227
    Freddie Mac, due 9/11/01                        20,000           19,980,222
    General Electric Capital Corp.,
      due 9/04/01                                   63,297           63,277,589
    Prudential Funding Corp., due 9/04/01            5,738            5,736,240
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  152,867,224
--------------------------------------------------------------------------------
Repurchase Agreement - 1.5%
--------------------------------------------------------------------------------
    Merrill Lynch, dated 8/31/01, due 9/04/01,
      total to be received $24,732,109
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account), at Cost                  $   24,722       $   24,722,000
--------------------------------------------------------------------------------
Total Investments
  (Identified Cost, $1,564,185,459)                              $1,600,783,597
Other Assets, Less Liabilities - (0.5)%                              (8,693,047)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,592,090,550
--------------------------------------------------------------------------------
  *  Non-income producing security.
  # Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At August 31, 2001, the value of securities pledged amounted to $28,721,174.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(+) Security valued by or at the direction of the Trustees.

 See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------
AUGUST 31, 2001
-------------------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $1,558,584,707)                   $1,589,751,418
    Affiliated issuers (identified cost, $5,600,752)                             11,032,179
                                                                             --------------
      Total investments, at value (identified cost, $1,564,185,459)          $1,600,783,597
  Investment of cash collateral for securities loaned, at identified
    cost and value                                                              247,063,704
  Cash                                                                                6,710
  Receivable for investments sold                                                 3,983,451
  Receivable for fund shares sold                                                 6,902,049
  Dividends and interest receivable                                                 202,552
  Other assets                                                                          274
                                                                             --------------
      Total assets                                                           $1,858,942,337
                                                                             --------------
Liabilities:
  Payable for investments purchased                                          $   16,312,542
  Payable for fund shares reacquired                                              3,131,666
  Collateral for securities loaned, at value                                    247,063,704
  Payable to affiliates -
    Management fee                                                                   39,110
    Distribution and service fee                                                     23,427
  Accrued expenses and other liabilities                                            281,338
                                                                             --------------
      Total liabilities                                                      $  266,851,787
                                                                             --------------
Net assets                                                                   $1,592,090,550
                                                                             ==============
Net assets consist of:
  Paid-in capital                                                            $1,779,222,274
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                            36,598,138
  Accumulated net realized loss on investments and foreign currency
    transactions                                                               (223,729,862)
                                                                             --------------
      Total                                                                  $1,592,090,550
                                                                             ==============
Shares of beneficial interest outstanding                                      98,841,680
                                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $1,050,553,804 / 64,983,671 shares of beneficial
     interest outstanding)                                                       $16.17
                                                                                 ======
  Offering price per share (100 / 94.25 of net asset value per share)            $17.15
                                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $352,886,002 / 22,127,431 shares of beneficial
     interest outstanding)                                                       $15.95
                                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $136,529,537 / 8,547,375 shares of beneficial
     interest outstanding)                                                       $15.97
                                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $52,121,207 / 3,183,203 shares of beneficial
     interest outstanding)                                                       $16.37
                                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2001
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Interest                                                     $   5,551,510
    Income on securities loaned                                        887,558
    Dividends                                                          690,928
    Foreign taxes withheld                                              (1,062)
                                                                 -------------
      Total investment income                                    $   7,128,934
                                                                 -------------
  Expenses -
    Management fee                                               $  14,217,485
    Trustees' compensation                                              22,889
    Shareholder servicing agent fee                                  1,544,058
    Distribution and service fee (Class A)                           3,383,158
    Distribution and service fee (Class B)                           4,028,477
    Distribution and service fee (Class C)                           1,639,434
    Administrative fee                                                 221,347
    Custodian fee                                                      430,367
    Printing                                                           111,270
    Postage                                                            144,128
    Auditing fees                                                       21,435
    Legal fees                                                          12,032
    Dividend expense on securities sold short                            7,107
    Miscellaneous                                                    1,722,285
                                                                 -------------
      Total expenses                                             $  27,505,472
    Fees paid indirectly                                              (146,708)
                                                                 -------------
      Net expenses                                               $  27,358,764
                                                                 -------------
        Net investment loss                                      $ (20,229,830)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $681,386
      net gain from transactions with affiliated issuers)        $(200,708,543)
    Securities sold short                                           10,997,941
                                                                 -------------
        Net realized loss on investments and foreign
         currency transactions                                   $(189,710,602)
                                                                 -------------
  Change in unrealized depreciation -
    Investments                                                  $(189,665,346)
    Securities sold short                                           (3,392,632)
                                                                 -------------
        Net unrealized loss on investments                       $(193,057,978)
                                                                 -------------
          Net realized and unrealized loss on investments
           and foreign currency                                  $(382,768,580)
                                                                 -------------
            Decrease in net assets from operations               $(402,998,410)
                                                                 =============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                          2001                         2000
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                               $   (20,229,830)             $   (15,750,447)
  Net realized gain (loss) on investments and foreign
    currency transactions                                              (189,710,602)                 258,737,721
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               (193,057,978)                 191,879,433
                                                                    ---------------              ---------------
    Increase (decrease) in net assets from operations               $  (402,998,410)             $   434,866,707
                                                                    ---------------              ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 $  (138,478,479)             $   (11,060,797)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     (60,513,902)                  (6,873,757)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     (24,813,227)                  (2,912,203)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                      (6,243,964)                    (462,408)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                             (12,904,515)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                              (5,639,162)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                              (2,312,292)                        --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                (581,862)                        --
  From paid-in capital (Class A)                                         (3,569,314)                        --
  From paid-in capital (Class B)                                         (1,559,760)                        --
  From paid-in capital (Class C)                                           (639,567)                        --
  From paid-in capital (Class I)                                           (160,940)                        --
                                                                    ---------------              ---------------
      Total distributions declared to shareholders                  $  (257,416,984)             $   (21,309,165)
                                                                    ---------------              ---------------
Net increase in net assets from fund share transactions             $   626,356,900              $   704,927,319
                                                                    ---------------              ---------------
      Total increase (decrease) in net assets                       $   (34,058,494)             $ 1,118,484,861
Net assets:
  At beginning of period                                              1,626,149,044                  507,664,183
                                                                    ---------------              ---------------

  At end of period (including accumulated net investment
    loss of $0 and $0, respectively)                                $ 1,592,090,550              $ 1,626,149,044
                                                                    ===============              ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED AUGUST 31,                                   PERIOD ENDED
                           -----------------------------------------------------------------------            AUGUST 31,
                                    2001               2000               1999                1998                 1997*
------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period             $25.00             $14.59             $10.65              $13.07                $10.00
                                  ------             ------             ------              ------                ------

Income (loss) from investment operations# -
  Net investment income
    (loss)(S)                     $(0.20)            $(0.26)            $(0.16)             $(0.11)               $ 0.98
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency               (5.02)             11.28               4.24               (0.36)                 2.09
                                  ------             ------             ------              ------                ------
    Total from investment
      operations                  $(5.22)            $11.02             $ 4.08              $(0.47)               $ 3.07
                                  ------             ------             ------              ------                ------

Less distributions declared to shareholders -
  From net investmentincome      $ --               $ --               $ --                $(0.72)               $ --
  From net realized gain
    on investments and
    foreign currency
    transactions                   (3.23)             (0.61)             (0.14)              (1.23)                 --
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions                   (0.30)              --                 --                  --                    --
  From paid-in capital             (0.08              )--                 --                  --                    --
                                  ------             ------             ------              ------                ------

    Total distributions
      declared to
      shareholders                $(3.61)            $(0.61)            $(0.14)             $(1.95)               $ --
                                  ------             ------             ------              ------                ------
Net asset value - end of
 period                           $16.17             $25.00             $14.59              $10.65                $13.07
                                  ======             ======             ======              ======                ======
Total return(+)                   (22.37)%            76.63%             38.44%              (4.88)%               30.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                        1.52%              1.53%              1.51%               1.53%                 1.54%+
  Net investment income (loss)     (1.06)%            (1.17)%            (1.13)%             (0.82)%               12.41%+
Portfolio turnover                    49%               103%               104%                196%                  887%
Net assets at end of
  period (000 Omitted)        $1,050,554           $904,142           $248,710             $63,740                  $536

(S)  Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1,
     1997, through December 31, 1999, and 0.30% through August 31, 2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees.
     To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:

       Net investment
         income (loss)            $ --               $(0.26)            $(0.17)             $(0.12)               $ 0.89
       Ratios (to average net assets):
         Expenses##                 --                 1.51%              1.57%               1.63%                 3.10%+
         Net investment
          income (loss)             --                (1.15)%            (1.19)%             (0.92)%               10.81%+
  *  For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,                              PERIOD ENDED
                                         --------------------------------------------------------              AUGUST 31,
                                                 2001                  2000                  1999                   1998*
-------------------------------------------------------------------------------------------------------------------------
                                              CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $24.71                $14.46                $10.60                  $11.80
                                               ------                ------                ------                  ------

Income (loss) from investment operations# -
  Net investment loss(S)                       $(0.32)               $(0.39)               $(0.24)                 $(0.17)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                            (4.97)                11.17                  4.21                   (1.03)
                                               ------                ------                ------                  ------
    Total from investment operations           $(5.29)               $10.78                $ 3.97                  $(1.20)
                                               ------                ------                ------                  ------

Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                               $(3.10)               $(0.53)               $(0.11)                 $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                (0.29)                 --                    --                      --
  From paid-in capital                          (0.08)                 --                    --                      --
                                               ------                ------                ------                  ------

    Total distributions declared to
      shareholders                             $(3.47)                 --                    --                      --
                                               ------                ------                ------                  ------
Net asset value - end of period                $15.95                $24.71                $14.46                  $10.60
                                               ======                ======                ======                  ======
Total return                                   (22.92)%               75.50%                37.56%                 (10.17)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                     2.17%                 2.18%                 2.16%                   2.18%+
  Net investment loss                           (1.70)%               (1.81)%               (1.76)%                 (1.49)%+
Portfolio turnover                                 49%                  103%                  104%                    196%
Net assets at end of period (000
  Omitted)                                   $352,886              $483,805              $174,488                 $82,032

(S)  Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets through August 31, 2000.
     Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

     Net investment loss                      $  --                  $(0.39)               $(0.25)                 $(0.18)
     Ratios (to average net assets):
       Expenses##                                --                    2.16%                 2.22%                   2.28%+
       Net investment loss                       --                   (1.79)%               (1.82)%                 (1.59)%+
  * For the period from the inception of Class B shares, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,                             PERIOD ENDED
                                          --------------------------------------------------------             AUGUST 31,
                                                  2001                  2000                  1999                  1998*
-------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $24.73                $14.47                $10.61                 $11.80
                                                ------                ------                ------                 ------

Income (loss) from investment operations# -
  Net investment loss(S)                        $(0.32)               $(0.39)               $(0.24)                $(0.17)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     (4.97)                11.18                  4.21                  (1.02)
                                                ------                ------                ------                 ------
    Total from investment operations            $(5.29)               $10.79                $ 3.97                 $(1.19)
                                                ------                ------                ------                 ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                                $(3.10)               $(0.53)               $(0.11)                $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.29)                 --                    --                     --
  From paid-in capital                           (0.08)                 --                    --                     --
                                                ------                ------                ------                 ------

    Total distributions declared to
      shareholders                              $(3.47)                 --                    --                     --
                                                ------                ------                ------                 ------
Net asset value - end of period                 $15.97                $24.73                $14.47                 $10.61
                                                ======                ======                ======                 ======
Total return                                    (22.87)%               75.57%                37.53%                (10.08)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      2.17%                 2.18%                 2.16%                  2.18%+
  Net investment loss                            (1.70)%               (1.79)%               (1.78)%                (1.51)%+
Portfolio turnover                                  49%                  103%                  104%                   196%
Net assets at end of period (000
  Omitted)                                    $136,530              $202,891               $74,493                $24,450

(S)  Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.30% of average daily net assets from January 1, 2000, through August 31, 2000. Prior to January 1, 2000, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% average daily net assets. To the extent actual expenses were over/under these limitations, the net investment loss per share and the ratios would have been:

       Net investment loss                      $ --                  $(0.39)               $(0.25)                $(0.17)
       Ratios (to average net assets):
         Expenses##                               --                    2.16%                 2.22%                  2.28%+
         Net investment loss                      --                   (1.77)%               (1.84)%                (1.61)%+
  * For the period from the inception of Class C shares, November 3, 1997, through August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------

                                                          YEAR ENDED AUGUST 31,           PERIOD ENDED
                                                   --------------------------------------   AUGUST 31,
                                                    2001       2000       1999      1998         1997*
------------------------------------------------------------------------------------------------------
                                                  CLASS I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $25.26     $14.71     $10.70    $13.08        $10.00
                                                   ------     ------     ------    ------        ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                  $(0.13)    $(0.18)    $(0.11)   $(0.03)       $ 1.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (5.09)     11.37       4.27     (0.40)         2.07
                                                   ------     ------     ------    ------        ------
    Total from investment operations               $(5.22)    $11.19     $ 4.16    $(0.43)       $ 3.08
                                                   ------     ------     ------    ------        ------
Less distributions declared to shareholders -
  From net investment income                       $ --       $ --       $ --      $(0.72)       $ --
  From net realized gain on investments
    and foreign currency transactions               (3.28)     (0.64)     (0.15)    (1.23)         --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    (0.31)      --         --        --            --
  From paid-in capital                              (0.08)      --         --        --            --
                                                   ------     ------     ------    ------        ------
    Total distributions declared to
      shareholders                                 $(3.67)    $(0.64)    $(0.15)   $(1.95)       $ --
                                                   ------     ------     ------    ------        ------
Net asset value - end of period                    $16.37     $25.26     $14.71    $10.70        $13.08
                                                   ======     ======     ======    ======        ======
Total return                                       (22.09)%    77.22%     39.06%    (4.50)%       30.80%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                         1.17%      1.18%      1.16%     1.18%         1.54%+
  Net investment income (loss)                      (0.71)%    (0.83)%    (0.77)%   (0.21)%       12.65%+
Portfolio turnover                                     49%       103%       104%      196%          887%
Net assets at end of period (000 Omitted)         $52,121    $35,311     $9,973    $3,321        $1,494

(S)  Subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.25% of average daily net assets, effective November 1, 1997, through December 31, 1999, and 0.30% through August 31,
     2000. Prior to November 1, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund at not more than 1.50% of the fund's average daily net assets, and the investment adviser, distributor and shareholder servicing agent did not impose any of their fees. To the extent actual expenses were over/under these limitations and the waivers had not been in place for the periods indicated, the net investment income (loss) per share and the ratios would have been:

       Net investment income (loss)                $ --       $(0.18)    $(0.12)   $(0.03)       $ 0.92
       Ratios (to average net assets):
         Expenses##                                  --         1.16%      1.22%     1.28%         2.52%+
         Net investment income (loss)                --        (0.81)%    (0.83)%   (0.31)%       11.63%+
  * For the period from the commencement of the fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2001, the value of securities loaned was $236,245,166. These loans were collateralized by U.S. Treasury securities of $5,367 and cash of $247,063,704 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       247,063,704    $247,063,704

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities. During the year ended August 31, 2001, accumulated undistributed net investment income increased by $20,229,830, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $6,651,849, and paid-in capital decreased by $13,577,981 due to differences between book and tax accounting for the offset of net investment loss against short-term capital gains. In addition, $5,929,580 was designated a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. The trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $94,520 for the year ended August 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $55,731 for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,196 and $2,429 for Class B and Class C shares, respectively, for the year ended August 31, 2001. Fees incurred under the distribution plan during the year ended August 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2001, were $14,279, $547,347, and $18,335 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $999,865,739 and $730,340,808, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,581,086,114
                                                               --------------
Gross unrealized appreciation                                  $  309,892,256
Gross unrealized depreciation                                    (290,194,773)
                                                               --------------
    Net unrealized appreciation                                $   19,697,483
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                   YEAR ENDED AUGUST 31, 2001                  YEAR ENDED AUGUST 31, 2000
                                          -----------------------------------         -----------------------------------
                                                 SHARES                AMOUNT                SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                  43,111,399         $ 802,444,680            32,798,043         $ 743,089,648
Shares issued to shareholders
  in reinvestment of distributions            6,389,284           115,326,012               426,165             8,379,523
Shares reacquired                           (20,675,478)         (379,741,445)          (14,110,222)         (307,360,405)
                                          -------------         -------------         -------------         -------------
    Net increase                             28,825,205         $ 538,029,247            19,113,986         $ 444,108,766
                                          =============         =============         =============         =============

Class B shares
                                                   YEAR ENDED AUGUST 31, 2001                  YEAR ENDED AUGUST 31, 2000
                                          -----------------------------------         -----------------------------------
                                                 SHARES                AMOUNT                SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                   3,514,112         $  63,870,426            10,612,520         $ 240,760,930
Shares issued to shareholders
  in reinvestment of distributions            3,358,351            60,081,449               312,443             6,102,584
Shares reacquired                            (4,323,380)          (77,333,192)           (3,414,926)          (73,305,260)
                                          -------------         -------------         -------------         -------------
    Net increase                              2,549,083         $  46,618,683             7,510,037         $ 173,558,254
                                          =============         =============         =============         =============

Class C shares
                                                   YEAR ENDED AUGUST 31, 2001                  YEAR ENDED AUGUST 31, 2000
                                          -----------------------------------         -----------------------------------
                                                 SHARES                AMOUNT                SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                   1,657,434         $  30,606,608             4,888,796         $ 109,771,237
Shares issued to shareholders
  in reinvestment of distributions            1,232,852            22,080,381               115,607             2,258,991
Shares reacquired                            (2,546,141)          (45,924,092)           (1,948,365)          (41,940,325)
                                          -------------         -------------         -------------         -------------
    Net increase                                344,145         $   6,762,897             3,056,038         $  70,089,903
                                          =============         =============         =============         =============

Class I shares
                                                   YEAR ENDED AUGUST 31, 2001                  YEAR ENDED AUGUST 31, 2000
                                          -----------------------------------         -----------------------------------
                                                 SHARES                AMOUNT                SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                   2,084,986         $  40,422,903             1,713,592         $  40,387,746
Shares issued to shareholders
  in reinvestment of distributions              346,411             6,318,532                23,330               462,405
Shares reacquired                              (646,284)          (11,795,362)           (1,016,838)          (23,679,755)
                                          -------------         -------------         -------------         -------------
    Net increase                              1,785,113         $  34,946,073               720,084         $  17,170,396
                                          =============         =============         =============         =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $14,382 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended August 31, 2001, is set forth below:

                                               ACQUISITIONS              DISPOSITIONS
                            BEGINNING       -------------------       -------------------
                                SHARE        SHARE        SHARE
AFFILIATE                      AMOUNT       AMOUNT          COST      AMOUNT         COST
-----------------------------------------------------------------------------------------
Martek Biosciences Corp.      110,752         --     $     --           --     $     --
Tier Technologies, Inc.       765,300       81,560      841,647      213,900    2,081,431
                                                     ----------                ----------
                                                     $  841,647                $2,081,431
                                                     ==========                ==========

                                                    ENDING
                                                     SHARE      REALIZED      DIVIDEND            ENDING
AFFILIATE                                           AMOUNT          GAIN        INCOME             VALUE
---------------------------------------------------------------------------------------------------------
Martek Biosciences Corp.                          $110,752      $  --         $ --          $  2,170,739
Tier Technologies, Inc.                            632,960       681,386        --             8,861,440
                                                                --------      -------        -----------
                                                                $681,386      $ --           $11,032,179
                                                                ========      =======        ===========

(8) Restricted Securities
The fund may invest not more than 15.0% of its total assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.89% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                  SHARE/
                                                 DATE OF       PRINCIPAL
DESCRIPTION                                  ACQUISITION          AMOUNT            COST            VALUE
-----------------------------------------------------------------------------------------------------------
Abgenix, Inc.*                                  10/31/00         132,205      $9,254,350     $  3,962,184
Cyberonics, Inc.*                                2/12/01         372,300       6,701,400        6,515,250
Sitara Networks, Inc.* "G"                       6/14/00         743,715       4,841,585        2,900,489
Sitara Networks, Inc.                            7/03/01         269,274             266              269
Sitara Networks, Inc., 4.63s, 2002               4/27/01         870,000         870,000          870,000
                                                                                             ------------
                                                                                             $ 14,248,192
                                                                                             ============

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of the MFS Series Trust I and the Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund), including the schedule of portfolio investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                        ERNEST & YOUNG LLP

Boston, Massachusetts
October 5, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $44,518,852 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED AUGUST 31, 2001.

FOR THE YEAR ENDED AUGUST 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.13%.
--------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY FUND

TRUSTEES                                     ASSISTANT TREASURERS
Marshall N. Cohan + - Private Investor       Mark E. Bradley*
                                             Robert R. Flaherty*
Lawrence H. Cohn, M.D. + - Chief of          Laura F. Healy*
Cardiac Surgery, Brigham and Women's         Ellen Moynihan*
Hospital; Professor of Surgery,
Harvard Medical School                       SECRETARY
                                             Stephen E. Cavan*
The Hon. Sir J. David Gibbons, KBE + -
Chief Executive Officer, Edmund              ASSISTANT SECRETARY
Gibbons Ltd.; Chairman, Colonial             James R. Bordewick, Jr.*
Insurance Company, Ltd.
                                             CUSTODIAN
Abby M. O'Neill + - Private Investor         State Street Bank and Trust Company

Walter E. Robb, III + - Principal,           AUDITORS
Robb Associates (corporate financial         Ernst & Young LLP
consultants); President, Benchmark
Consulting Group, Inc. (office               INVESTOR INFORMATION
services)                                    For information on MFS mutual funds,
                                             call your investment professional or,
Arnold D. Scott* - Senior Executive          for an information kit, call toll
Vice President and Director,                 free: 1-800-637-2929 any business day
MFS Investment Management                    from 9 a.m. to 5 p.m. Eastern time (or
                                             leave a message anytime).
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS                 INVESTOR SERVICE MFS Service Center, Inc.
Investment Management                        P.O. Box 2281
                                             Boston, MA 02107-9906
J. Dale Sherratt + - President,
Insight Resources, Inc. (acquisition         For general information, call toll
planning specialists)                        free: 1-800-225-2606 any business day
                                             from 8 a.m. to 8 p.m. Eastern time.
Ward Smith + - Private Investor
                                             For service to speech- or
INVESTMENT ADVISER                           hearing-impaired individuals, call
Massachusetts Financial Services Company     toll free: 1-800-637-6576 any business
500 Boylston Street                          day from 9 a.m. to 5 p.m. Eastern
Boston, MA 02116-3741                        time. (To use this service, your
                                             phone must be equipped with a
DISTRIBUTOR                                  Telecommunications Device for the
MFS Fund Distributors, Inc.                  Deaf.)
500 Boylston Street
Boston, MA 02116-3741                        For share prices, account balances,
                                             exchanges, or stock and bond outlooks,
CHAIRMAN AND PRESIDENT                       call toll free: 1-800-MFS-TALK
Jeffrey L. Shames*                           (1-800-637-8255) anytime from a
                                             touch-tone telephone.
PORTFOLIO MANAGER
Neil D. Wagner*                              WORLD WIDE WEB
                                             www.mfs.com
TREASURER
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) NEW DISCOVERY FUND                                      -------------
                                                                 PRSRT STD
[logo] M F S(R)                                                U.S. Postage
INVESTMENT MANAGEMENT                                              Paid
                                                                    MFS
500 Boylston Street                                           -------------
Boston, MA 02116- 3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MND-2 10/01 173M 97/297/397/897